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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2004


                             1st State Bancorp, Inc.
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Virginia                       0-25859                   56-2130744
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)


445 S. Main Street, Burlington, North Carolina                    27215
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01      OTHER EVENTS
               ------------

         On November 17, 2004, 1st State Bancorp, Inc. (the "Company") announced that it was commencing a stock repurchase program to acquire up to 296,232 shares of the Company's common stock, which represents approximately 10% of the outstanding shares of common stock. The program will be dependent upon market conditions and there is no guarantee as to the exact number of shares to be purchased by the Company. For more information, reference is made to the Company's press release dated November 17, 2004, a copy of which is attached to this Report as Exhibit 99 and is incorporated herein by reference.


ITEM  9.01      FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)   Not applicable

        (b)   Not applicable

        (c)   The following exhibit is filed herewith:


              Exhibit 99   Press Release dated November 17, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        1st STATE BANCORP, INC.



Date: November 18, 2004                By: /s/ James C. McGill
                                           -------------------------------------
                                           James C. McGill
                                           President and Chief Executive Officer